EXHIBIT (16)

                                POWER OF ATTORNEY

     We, the undersigned officers and Trustees of Eaton Vance Municipals Trust, a Massachusetts business trust, do hereby severally constitute and appoint Alan
R. Dynner and Eric G. Woodbury, or either of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments to the Registration Statement on Form N-14 filed by Eaton Vance Municipals Trust with the Securities and Exchange Commission in respect of shares of beneficial interest, and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

         Name                             Capacity                      Date

/s/ Thomas J. Fetter              President and Principal          June 18, 2001
---------------------------          Executive Officer
    Thomas J.Fetter


/s/ James L. O'Connor              Treasurer and Principal         June 18, 2001
---------------------------    Financial and Accounting Officer
    James L. O'Connor


/s/ Jessica M. Bibliowicz
---------------------------               Trustee                  June 18, 2001
    Jessica M. Bibliowicz


/s/ Donald R. Dwight
---------------------------               Trustee                  June 18, 2001
    Donald R. Dwight


/s/ James B. Hawkes
---------------------------     Vice President and Trustee         June 18, 2001
    James B. Hawkes


/s/ Samuel L. Hayes, III
---------------------------               Trustee                  June 18, 2001
    Samuel L. Hayes, III


/s/ Norton H. Reamer
---------------------------               Trustee                  June 18, 2001
    Norton H. Reamer


/s/ Lynn A. Stout1
---------------------------               Trustee                  June 18, 2001
    Lynn A. Stout


/s/ Jack L. Treynor
---------------------------               Trustee                  June 18, 2001
Jack L. Treynor